Item 1. Report to Stockholders:
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The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Exempt Money Market Fund

9|30|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

Tax Exempt

Money Market Fund

9 | 30 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	14
Your fund’s management	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	23
Financial statements	24
Federal tax information	38
About the Trustees	39
Officers	45

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period ended September 30, 2005, domestic stock and bond markets advanced modestly while major markets outside the United States showed far greater strength. The Federal Reserve Board’s program of interest-rate increases and higher energy prices put pressure on U.S. consumer spending, and the impact of an unusually active hurricane season on the U.S. economy introduced a new cause of concern for financial markets. We believe that amid the uncertainties of this economic and market environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We also want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 18 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Tax Exempt Money Market Fund: seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of pursuing their overall investment strategy. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios. The fund seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with tax-favored income at short-term rates.

Because the fund invests in securities issued by borrowers with excellent credit ratings, the fund’s risk of losing principal is low. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes. The fund seeks to earn as high a rate of current income that is exempt from federal income taxes as Putnam believes is consistent with liquidity, as well as with preservation and stability of principal.

Putnam Tax Exempt Money Market Fund’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, managing more than $67 billion as of August 31, 2005. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

Whether you want to earmark money for planned near-term expenses or future

Municipal securities may finance a range of projects in your community and thus play a key role in its development.

School districts,	Hospitals, long-term	Single- and multi-	Chemical, container,
colleges, universities,	care facilities	family housing	paper, and waste
student loan programs			management companies

investment opportunities, or to stow away cash for an unforeseen “rainy day,” while earning tax-favored income, Putnam Tax Exempt Money Market Fund can be an attractive choice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal note’s yield with the “tax-equivalent yield” -- the before-tax yield that must be offered by a taxable note in order to equal the municipal note’s yield after taxes. The tax-equivalent yield equals the municipal note’s yield divided by “one minus the tax rate.”

Example: If a municipal note’s yield is 3.0%, then its tax-equivalent yield is 4.6%, assuming the maximum 35% federal tax rate for 2005.

3.0% = 0.03 ÷ (1.0 – 0.35) = 0.046 = 4.6%

Highways, bridges,	Public and private	Identified projects are not necessarily represented in
tunnels, roads, airport	utilities, waterworks,	your fund’s portfolio as of the date of this report,
facilities	sewers	and your fund may invest in securities representing
projects not shown here. Your fund’s holdings will
vary over time. For more information on current fund
holdings, see pages 9 and 26.

5

Putnam Tax Exempt Money Market Fund is designed for investors seeking as high a level of current income exempt from federal income tax as we believe is consistent with capital preservation, stability of principal, and maintenance of liquidity.

Highlights

  For the 12 months ended September 30, 2005, Putnam Tax Exempt Money Market Fund’s class A shares returned 1.54%.
  The fund’s benchmark, the Merrill Lynch 91-Day Treasury Bill Index, returned 2.62%.
  The average return for the fund’s Lipper category, Tax-Exempt Money Market Funds, was 1.41%.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 9/30/05
Since the fund’s inception (10/26/87), average annual return is 2.91% at NAV.
Current 7-day yield (at 9/30/05) is 2.17%, with expense limitation. Taxable equivalent: 3.34% .
Current 7-day yield (at 9/30/05) without expense limitation is 2.08% . Taxable equivalent: 3.20% .

	Average annual return	Cumulative return
	NAV	NAV
10 years	2.17%	23.95%

5 years	1.33	6.84

1 year	1.54	1.54

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the period, this fund limited expenses, without which returns would have been lower. Class A shares do not bear an initial sales charge. For the most recent month-end performance, visit www.putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes a 35% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

Report from the fund managers

The year in review

Economic growth remained relatively strong during the course of your fund’s fiscal year. Consequently, the Federal Reserve Board (the Fed) continued increasing the federal funds rate in its efforts to restrain inflation. Yields across the entire spectrum of money market securities rose as a result. By shifting our focus from fixed-rate to floating-rate tax-exempt money market securities early in the fiscal year, we were able to take greater advantage of these higher yields. We also kept the portfolio’s weighted average days to maturity neutral to its peers. Thanks to these strategies, the fund’s total return at net asset value was slightly ahead of the average return for its Lipper category, although they did not enable the fund to keep pace with the return of its benchmark index.

Market overview

In September, the Fed implemented its 11th increase in the federal funds rate since June 2004. In a typical cycle, the Fed tightens monetary conditions in an attempt to reduce rising inflationary pressures generated by an overheating economy, a condition that may cause long-term rates to rise. But these increases in short-term rates, according to the Fed, have not been intended to forestall a major inflationary threat or cool economic overheating. Instead, the Fed is gradually removing the extra stimulus it applied to support a recessionary, post-bubble economy. The continued rate increases indicate the Fed’s belief that the economy is strong enough to withstand the long-term effects and higher energy costs associated with Hurricane Katrina. Unless a disruptive event jars the U.S. economy, we do not anticipate that the Fed will stop lifting interest rates for the foreseeable future. We do, however, expect the impact of the Fed’s tightenings to become more pronounced in the first half of 2006.

Strategy overview

Barring any disruptive events, we expect the Fed to continue increasing short-term interest rates until they reach a level that the Fed believes is neutral for growth. With the rise in interest rates, states and other municipalities have reduced their issuance of fixed-rate tax-free money market securities that mature within 6 to 12 months. In conjunction with the declining issuance of notes, we feel this sector has not fully priced in our expectations of future rate increases and we have chosen to look elsewhere for better investment opportunities. We believe short-term rates will continue to rise and do not wish to lock in potentially lower rates than might otherwise be available in the coming months.

Consequently, we are holding the majority of the fund’s assets in variable-rate-demand notes (VRDNs) and tax-exempt commercial paper. VRDNs, which comprised 75% of net assets on September 30, 2005, have long-term maturities, but their coupons reset daily and weekly -- making them highly responsive to changes in interest rates. In the tax-exempt commercial paper market, we are finding the best value in the 15 to 45 day range. On September 30, 2005, the fund’s weighted average days to maturity stood at 31 days.

Seasonal factors, which affect supply/demand dynamics, also influ-enced our strategy during the fiscal year. For instance, during September, investments in the short-term municipal market typically decline as corporations draw on short-term assets to make quarterly tax payments. Similarly, parents sell holdings to meet college tuition payments. Adding to this pressure is the fact that broker/dealers tend to actively reduce inventory toward the end of

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/05.

Bonds
Lipper Tax-Exempt Money Market Funds category average	1.41%

Merrill Lynch 91-Day Treasury Bill Index (short-maturity U.S. Treasury bills)	2.62%

Lehman Municipal Bond Index (tax-exempt bonds)	4.05%

Lehman Aggregate Bond Index (broad bond market)	2.80%

Equities
S&P 500 Index (broad stock market)	12.25%

Russell 1000 Index (large-company stocks)	14.26%

Russell 2000 Index (small-company stocks)	17.95%

calendar quarter, all of which drives short-term rates up. In anticipation of such an event, we maintain some liquidity in the portfolio, so that we can respond quickly to buying opportunities.

Your fund’s holdings

VRDNs represented the largest sector allocation throughout the fiscal year, because these floating-rate securities are most sensitive to the rise in interest rates. One form of VRDN is structured with credit enhancement provided by an insurer and a separate liquidity provider. The four main bond insurers -- Ambac, FGIC, FSA and MBIA -- retain an abundant amount of hard capital and generally have very strong claims-paying abilities. Belgium-based Dexia Group is one example of a liquidity provider that issues standby bond purchase agreements (SBPAs). Though Dexia is not a holding of the fund, a number of securities held by the fund use Dexia as their liquidity provider. Dexia operates retail banking and asset management franchises and ranks among the 15 largest banks in Europe.

At the end of the fiscal year, BNP Paribas and U.S. Bank N.A., a subsidiary of U.S. Bancorp, were two of the largest letter of credit (LOC) providers. LOCs offer both credit and liquidity enhancement for VRDNs. Our positive view on BNP Paribas reflects this international bank’s strong business profile in retail banking and consumer finance, as well as its financial strength. Although it

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

historically has had some corporate lending concentrations, we believe the bank has a good track record of weathering challenging credit environments. U.S. Bancorp, based out of Minneapolis, Minnesota, is one of the largest bank-holding companies in the United States and operates its full-service banking offices throughout the Midwest and western United States. The company has a solid record of profitability through a number of financial service businesses, including corporate and retail lending, credit cards, trust operations, and investment management services.

In the tax-exempt commercial paper market, we purchased investments issued by Harvard University and Yale University. These universities enjoy a level of market demand and pricing power rivaled by few institutions of higher education. Their extensive endowments provide an abundant financial cushion for debt service on their commercial paper.

Tax-anticipation notes issued by the state of Idaho exemplify our strategy in the tax-exempt note market. Idaho has pledged the highest and best security available in the municipal market -- the general obligation and full faith and credit pledge of a sovereign government. Additionally, Idaho has pledged the income and revenues from taxes received in the fourth quarter of 2006 for repayment.

The state of Wyoming, by contrast, has not pledged its general obligation

Performance comparisons
As of 9/30/05

	Current yield*	After-tax yield

Regular savings account	0.50%	0.33%

Taxable money market fund compound 7-day yield	3.10	2.02

3-month certificate of deposit	3.87	2.52

Putnam Tax Exempt Money Market Fund 7-day yield
(with expense limitation)	2.17	2.17

Putnam Tax Exempt Money Market Fund 7-day yield
(without expense limitation)	2.08	2.08

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate.The principal value on regular savings and on bank certificates of deposit (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 35% maximum federal income tax rate.

During the period, the fund limited expenses, without which yields would have been lower.

*	Sources: Bank of America (regular savings account), iMoneyNet Money Fund Report (taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

and full faith and credit pledge to the repayment of its tax-anticipation notes, which the fund holds. Rather, the notes are secured by cash income and other receipts that have been credited to its Education Fund and other legally available resources.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Among the funds in its Tax-Exempt Money Market Funds category, Lipper ranked Putnam Tax Exempt Money

Market Fund’s class A shares 35 out of 119, 34 out of 100, and 36 out of 83 funds for the 1-, 5-, and 10-year periods ended September 30, 2005. These rankings put the fund in the 30th, 34th, and 43rd percentile for the same respective periods. The lower the percentile ranking according to Lipper, the better the fund’s performance relative to its Lipper peers. Lipper rankings do not reflect sales charges and are based on total return of funds with similar investment styles or objectives as determined by Lipper. Past performance does not guarantee future results.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

With our expectations of continued moderate economic growth and gradual Fed tightening, our investment decisions will continue to focus on keeping the portfolio responsive to rising interest rates. We think investors would be well served by maintaining an allocation to floating-rate notes. Additionally, we will continue to search for fixed-rate opportunities in the market whose pricing incorporates our view of higher interest rates. Independent credit analysis and our commitment to the highest-quality portfolio will continue to shape our investment decisions. As short-term rates continue to increase, it is possible that they will exceed long-term rates, causing the yield curve to invert and slope downward. Though there is debate about whether this will actually occur in the current cycle, historically a downward-sloping yield curve has fueled market volatility.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended September 30, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.

Total return and comparative index results
For periods ended 9/30/05

	Putnam Tax		Lipper Tax Exempt
	Exempt Money	Merrill Lynch 91-Day	Money Market Funds
	Market Fund	Treasury Bill Index	category average*
Annual average
(life of fund, since 10/26/87)	2.91%	4.83%	2.93%

10 years	23.95	46.69	23.80
Annual average	2.17	3.91	2.16

5 years	6.84	13.05	6.37
Annual average	1.33	2.48	1.24

1 year	1.54	2.62	1.41

Current yield (end of period)
Current 7-day yield[1]
(with expense limitation)	2.17

Taxable equivalent[2]	3.34

Current 7-day yield
(without expense limitation)	2.08

Current 30-day yield[1]
(with expense limitation)	2.02

Taxable equivalent[2]	3.11

Current 30-day yield
(without expense limitation)	1.93

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the period, this fund limited expenses, without which returns and yields would have been lower. Index and Lipper results should be compared to fund performance at net asset value.

*	Over the 1-, 5-, and 10-year periods ended 9/30/05, there were 119, 100, and 83 funds, respectively, in this Lipper category.

	1	The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

	2	Assumes the 35% 2005 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

Fund distribution information
For the 12-month period ended 9/30/05

Distributions (number)	12

Income	$0.015258

Total	$0.015258

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Money Market Fund from April 1, 2005, to September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A
Expenses paid per $1,000*	$ 2.87

Ending value (after expenses)	$1,009.60

*	Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring waiver of certain fund expenses by Putnam Management. If this amount had been reflected in the table above, fund expenses would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2005, use the calculation method below. To find the value of your investment on April 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

How to calculate the expenses you paid
	Value of your			Expenses paid		Total
		$1,000				expenses
	investment on 4/1/05	÷	x	per $1,000	=	paid
Example Based on a $10,000 investment in class A shares of your fund.
	$10,000	÷ $1,000	x	$2.87 (see table above)	=	$28.70

14

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A
Expenses paid per $1,000*	$ 2.89

Ending value (after expenses)	$1,022.21

*	Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring waiver of certain fund expenses by Putnam Management. If this amount had been reflected in the table above, fund expenses would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

Class A
Your fund’s annualized expense ratio†**	0.57%

Average annualized expense ratio for Lipper peer group‡	0.58%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

**Does not reflect the effect of a non-recurring waiver of certain fund expenses by Putnam Management. If this amount had been reflected in the table above, the fund expense ratio would have been lower.

‡Simple average of the expenses of all funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $10,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2005.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A shares of your fund do not carry an initial sales charge or a 12b-1 fee. Exchange of your fund’s class A shares into another fund may involve a sales charge.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all Lipper Tax Exempt Money Market Funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other invest- ment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once speci- fied asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 36th percentile in management fees and in the 55th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for manage- ment and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee break- points. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consul- tation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ulti- mately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

51st	33rd	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Tax Exempt Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund (the “fund”) at September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts November 8, 2005

The fund’s portfolio 9/30/05

Key to Abbreviations

AMBAC AMBAC Indemnity Corporation                      MBIA MBIA Insurance Company
FGIC Financial Guaranty Insurance Company             TAN Tax Anticipation Notes
FSA Financial Security Assurance                               TRAN Tax Revenue Anticipation Notes
LOC Letter of Credit                                                     VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.9%)*

	Rating **	Principal amount	Value

California (2.9%)
CA State Econ. Recvy. VRDN, Ser. C-10, 2.75s,
7/1/23 (BNP Paribas (LOC))	VMIG1	$3,300,000	$3,300,000

Colorado (3.7%)
U. of CO Hosp. Auth. VRDN, Ser. B, 2.75s, 11/15/35
(Citibank, N.A. (LOC))	VMIG1	4,250,000	4,250,000

Connecticut (7.5%)
CT State Commercial Paper (Yale U.), Ser. S,
2.6s, 10/3/05	A–1+	4,000,000	4,000,000
CT State Special Tax Oblig. VRDN (Trans.
Infrastructure), Ser. 1, FGIC, 2.81s, 9/1/20	VMIG1	4,600,000	4,600,000
			8,600,000

Florida (3.6%)
FL Gulf Coast U. Fin. Corp. VRDN (Cap. Impt.),
2.79s, 12/1/33 (Wachovia Bank, N.A. (LOC))	VMIG1	4,165,000	4,165,000

Georgia (10.1%)
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. B, FSA,
2.78s, 11/1/38	VMIG1	3,500,000	3,500,000
Gwinnett Cnty., Hosp. Auth. VRDN
(Gwinnett Hosp. Syst., Inc.), Ser. A, 2.75s,
10/1/32 (SunTrust Bank (LOC))	VMIG1	4,000,000	4,000,000
Metro. Atlanta, Rapid Transit Auth.
Commercial Paper Ser. 04-A, 2.68s, 11/9/05
(Dexia Credit Local (LOC))	P–1	4,000,000	4,000,000
			11,500,000

Idaho (1.7%)
ID State TAN, 4s, 6/30/06	MIG1	2,000,000	2,019,876

Illinois (4.3%)
IL Dev. Fin. Auth. VRDN (North Shore Country Day),
2.77s, 7/1/33
(Northern Trust Co. (LOC))	VMIG1	2,400,000	2,400,000
IL Fin. Auth. VRDN (IL Inst. of Tech.), 2.77s, 12/1/24
(Harris Trust & Savings Bank (LOC))	VMIG1	2,500,000	2,500,000
			4,900,000

MUNICIPAL BONDS AND NOTES (99.9%)* continued

	Rating **	Principal amount	Value

Indiana (8.7%)
IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial
Hosp. Assn.), Ser. A, 2.85s, 10/1/32
(U.S. Bank, N.A. (LOC))	A–1+	$3,335,000	$3,335,000
IN Muni. Pwr. Agcy. Pwr. Supply Syst. VRDN, Ser. A,
2.75s, 1/1/18 (Toronto Dominion Bank (LOC))	VMIG1	4,600,000	4,600,000
Purdue U. VRDN, Ser. T, 2.82s, 7/1/27	VMIG1	2,000,000	2,000,000
			9,935,000

Kentucky (3.4%)
KY Asset/Liability Comm. Gen. Fund TRAN, Ser. A,
4s, 6/28/06	MIG1	1,500,000	1,514,463
KY Econ. Dev. Fin. Auth. Hosp. Fac. VRDN
(Baptist Hlth. Care), Ser. B, MBIA, 2.77s, 8/15/31	VMIG1	2,335,000	2,335,000
			3,849,463

Massachusetts (5.2%)
MA Hlth. & Edl. Fac. Auth. Commercial Paper
(Harvard U.), Ser. EE, 2.58s, 10/26/05	P–1	4,000,000	4,000,000
MA Wtr. Res. Auth. Commercial Paper Ser. 99, 2.6s,
10/20/05 (State Street Bank & Trust Co. (LOC))	P–1	2,000,000	2,000,000
			6,000,000

Michigan (1.8%)
MI Muni. Board Auth. Rev. Bonds (Detroit School
Dist.), Ser. A, 3.75s, 3/21/06 (JP Morgan Chase &
Co. (LOC))	SP–1+	2,000,000	2,011,180

Minnesota (3.9%)
Minnanoka & Ramsey Cntys., North Suburban Hosp.
Dist. VRDN (Hlth. Ctr.), 2.5s, 8/1/14 (Wells Fargo
Bank NW, N.A. (LOC))	A–1+	2,100,000	2,100,000
Minneapolis, Hlth. Care Syst. VRDN (Fairview Hlth.
Svcs.), Ser. A, AMBAC, 2.74s, 11/15/32	VMIG1	2,400,000	2,400,000
			4,500,000

Missouri (2.0%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Christian Brothers), Ser. A, 2.85s,
10/1/32 (U.S. Bank, N.A. (LOC))	A–1+	2,000,000	2,000,000
(St. Francis Med. Ctr.), Ser. A, 2.8s,
6/1/26 (Bank of America, N.A. (LOC))	A–1+	290,000	290,000
			2,290,000

MUNICIPAL BONDS AND NOTES (99.9%)* continued

	Rating **	Principal amount	Value

Montana (0.3%)
MT State Hlth. Fac. Auth. VRDN (Hlth. Care Pooled
Loan Program), Ser. A, FGIC, 2.74s, 12/1/15	VMIG1	$300,000	$300,000

North Carolina (2.9%)
NC Cap. Fac. Commercial Paper (Duke U.),
Ser. A1/A2, 2.65s, 12/8/05	P–1	3,280,000	3,280,000

Ohio (11.7%)
Cuyahoga Cnty., Hosp. VRDN (Metro Hlth. Syst.),
2.79s, 2/1/35 (National City Bank (LOC))	VMIG1	3,000,000	3,000,000
Hamilton Cnty., Hlth. Care Facs. VRDN
(Deaconess Long Term Care), Ser. A, 2.78s,
5/15/30 (LaSalle Bank, N.A. (LOC))	VMIG1	3,655,000	3,655,000
OH State Air Quality Dev. Auth. VRDN
(Columbus Southern), Ser. C, 2.75s,
12/1/38 (BNP Paribas (LOC))	VMIG1	3,700,000	3,700,000
OH State Higher Edl. Fac. VRDN (Cleveland Inst.
Music), 2.78s, 5/1/30 (National City Bank (LOC))	VMIG1	3,000,000	3,000,000
			13,355,000

Pennsylvania (9.3%)
Allegheny Cnty., Hosp. Dev. Auth. VRDN
(Hlth. Ctr. Presbyterian)
Ser. A, MBIA, 2.78s, 3/1/20	VMIG1	1,900,000	1,900,000
Ser. D, MBIA, 2.78s, 3/1/20	VMIG1	2,300,000	2,300,000
Montgomery Cnty., Indl. Dev. Auth. Commercial
Paper (Exelon), Ser. 94-A, 2.6s, 10/13/05
(BNP Paribas (LOC))	P–1	2,000,000	2,000,000
New Garden, PA Gen. Auth. Muni. VRDN (Muni.
Pooled Fin. Program I), AMBAC, 2.78s, 11/1/29	A–1	2,400,000	2,400,000
Philadelphia, TRAN, Ser. A, 4s, 6/30/06	MIG1	2,000,000	2,017,962
			10,617,962

Rhode Island (2.9%)
RI State Hlth. & Edl. Bldg. Corp. VRDN (Higher Ed.
Fac. Brown U.), Ser. B, 2.7s, 9/1/43	VMIG1	3,300,000	3,300,000

Texas (0.4%)
North Central TX Hlth. Fac. Dev. Corp. VRDN
(Hosp. Presbyterian Med. Ctr.), Ser. D, MBIA,
2.93s, 12/1/15	VMIG1	500,000	500,000

Virginia (3.5%)
Clarke Cnty., Indl. Dev. Auth. Hosp. Facs. VRDN
(Winchester Med. Ctr., Inc.), FSA, 2.79s, 1/1/30	VMIG1	3,985,000	3,985,000

MUNICIPAL BONDS AND NOTES (99.9%)* continued

	Rating **	Principal amount	Value
West Virginia (0.1%)
Marshall Cnty., Poll. Control VRDN (OH Pwr. Co.),
Ser. E, 2.8s, 6/1/22 (Royal Bank of Scotland PLC (LOC))	VMIG1	$140,000	$140,000

Wisconsin (4.4%)
WI State Hlth. & Edl. Fac. Auth. VRDN
(Wheaton Franciscan Svcs.)
Ser. B, 2.75s, 8/15/33 (U.S. Bank, N.A. (LOC))	VMIG1	2,250,000	2,250,000
2.75s, 8/15/16 (Citibank, N.A. (LOC))	VMIG1	2,800,000	2,800,000
			5,050,000

Wyoming (5.6%)
Gillette, Poll. Control VRDN, 2.89s, 1/1/18
(Barclays Bank PLC (LOC))	VMIG1	4,400,000	4,400,000
WY State Ed. Fund TRAN, 4s, 6/28/06	SP–1+	2,000,000	2,019,734
			6,419,734

TOTAL INVESTMENTS
Total investments (cost $114,268,215)			$114,268,215

*	Percentages indicated are based on net assets of $114,428,589.

**	The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2005. Securities rated by Putnam are indicated by “/P”. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The rates shown on VRDN are the current interest rates at September 30, 2005.

The fund had the following industry group concentrations greater than 10% at September 30, 2005 (as a percentage of net assets):

Health care	28.2%
Education	24.2
Utilities	12.8
Financial	11.1

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

ASSETS
Investments in securities (Unaffiliated issuers), at amortized cost (Note 1)	$114,268,215

Cash	18,207

Interest and other receivables	398,726

Receivable for shares of the fund sold	69,051

Total assets	114,754,199

LIABILITIES
Payable for shares of the fund repurchased	171,103

Payable for compensation of Manager (Note 2)	83,393

Payable for investor servicing and custodian fees (Note 2)	15,827

Payable for Trustee compensation and expenses (Note 2)	28,881

Payable for administrative services (Note 2)	2,548

Other accrued expenses	23,858

Total liabilities	325,610

Net assets	$114,428,589

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 4)	$114,409,840

Undistributed net investment income (Note 1)	20,151

Accumulated net realized loss on investments (Note 1)	(1,402)

Total -- Representing net assets applicable to capital shares outstanding	$114,428,589

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering and redemption price per class A share
($114,428,589 divided by 114,409,840 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

INTEREST INCOME	$2,519,461

EXPENSES
Compensation of Manager (Note 2)	549,833

Investor servicing fees (Note 2)	139,635

Custodian fees (Note 2)	6,144

Trustee compensation and expenses (Note 2)	18,362

Administrative services (Note 2)	20,633

Auditing	45,774

Other	70,644

Non-recurring costs (Notes 2 and 5)	2,041

Costs assumed by Manager (Notes 2 and 5)	(2,041)

Fees waived and reimbursed by Manager (Note 2)	(174,493)

Total expenses	676,532

Expense reduction (Note 2)	(7,045)

Net expenses	669,487

Net investment income	1,849,974

Net increase in net assets resulting from operations	$1,849,974

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/05	9/30/04
Operations:
Net investment income	$ 1,849,974	$ 610,247

Net increase in net assets resulting from operations	1,849,974	610,247

Distributions to shareholders: (Note 1)

From tax-exempt income	(1,835,684)	(610,247)

Decrease from capital share transactions (Note 4)	(9,878,741)	(24,309,763)

Total decrease in net assets	(9,864,451)	(24,309,763)

NET ASSETS
Beginning of year	124,293,040	148,602,803

End of year (including undistributed net investment
income of $20,151 and $5,861, respectively)	$114,428,589	$124,293,040

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations:
Net investment income	.0153(c,d)	.0044(c)	.0065(c)	.0114	.0286

Net realized gain
on investments	--	--	--(e)	--	--

Total from
investment operations	.0153	.0044	.0065	.0114	.0286

Less distributions:
From net investment income	(.0153)	(.0044)	(.0065)	(.0114)	(.0286)

Total distributions	(.0153)	(.0044)	(.0065)	(.0114)	(.0286)

Net asset value,
end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return at
net asset value (%)(a)	1.54	.44	.65	1.15	2.90

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$114,429	$124,293	$148,603	$113,068	$105,637

Ratio of expenses to
average net assets (%)(b)	.55(c,d)	.60(c)	.64(c)	.76	.73

Ratio of net investment income
to average net assets (%)	1.51(c,d)	.47(c)	.62(c)	1.08	2.87

(a)	Total return assumes dividend reinvestment.

(b)	Includes amounts paid through expense offset arrangements (Note 2).

(c)	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended September 30, 2005, September 30, 2004 and September 30, 2003 reflect a reduction of 0.12%, 0.20% and 0.15%, respectively, of average net assets for class A shares (Note 2).

(d)	Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund for the period ended September 30, 2005 reflect a reduction of 0.02% of average net assets of class A shares (Note 2).

(e)	Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/05

Note 1: Significant accounting policies

Putnam Tax Exempt Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities. The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 2005, the fund had a capital loss carryover of $1,402 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2013.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2005, the fund required no such reclassifications.

The tax basis components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$20,151
Capital loss carryforward	(1,402)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2006, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and payments under the fund’s distribution plan) would exceed an annual rate of 0.60% of the fund’s average net assets.

For the year ended September 30, 2005, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $151,227 of its management fee from the fund. For the period July 1, 2005 through approximately December 31, 2005, Putnam Management has agreed to waive an additional $46,532 of its management fee from the fund. For the period ended September 30, 2005, Putnam Management waived $23,266 of its management fee from the fund as part of this additional waiver.

For the period ended September 30, 2005, Putnam Management has assumed $2,041 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2005, the fund paid PFTC $145,779 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2005, the fund’s expenses were reduced by $7,045 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $246, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund’s average net assets. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2005, Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2005, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $342,043,601 and $351,832,000, respectively.

Note 4: Capital shares

At September 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Year ended	Year ended
CLASS A	9/30/05	9/30/04
Shares sold	82,726,594	102,112,246

Shares issued
in connection
with reinvestment
of distributions	1,788,213	546,367

	84,514,807	102,658,613

Shares
repurchased	(94,393,548)	(126,968,376)

Net decrease	(9,878,741)	(24,309,763)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000,
Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001,
President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund Voyager Fund

Blend funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund ®
Utilities Growth and Income Fund

Value funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady ® Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

**	Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff Counsel
and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN057 228904 11/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2005	$43,300*	$-	$2,316	$66
September 30, 2004	$39,964*	$-	$2,199	$25

* Includes fees of $ 6 and $ 48 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2005 and September 30, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended September 30, 2005 and September 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $190,129 and $134,483 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.
Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
September 30, 2005	$-	$-	$-	$-
September 30, 2004	$-	$-	$-	$-

Item 5. Audit Committee: Not applicable Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2005